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                                                                   EXHIBIT 10.14

                     PROMISSORY NOTE MODIFICATION AGREEMENT

         This Promissory Note Modification Agreement (the "Agreement") is made and entered into on February 15, 2001 (the "Agreement Date"), to be effective as of February 15, 2001 (the "Effective Date"), by and between Electronic Tele-Communications, Inc. (if more than one, jointly and severally, ("Borrower"), and Bank One, Wisconsin ("Lender").

                                    RECITALS

         A. Borrower has executed a promissory note in the amount of $4,000,000.00 and dated June 30, 2000, in favor of Lender, as the same may have been amended or modified from time to time (the "Note").

         B. The Note has at all times been, and is now, continuously and without interruption, outstanding in favor of Lender.

         C. Borrower has requested that the Note be modified to the limited extent as hereinafter set forth, and Lender has agreed to such modification.

                                    AGREEMENT

         NOW, THEREFORE, by mutual agreement of the parties and in mutual consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note is modified as hereinafter indicated.

1. ACCURACY OF RECITALS. Borrower acknowledges the accuracy of the Recitals, stated above.

2. MODIFICATION OF PROMISSORY NOTE. The following provisions are deemed to be part of the Note, and any contrary provisions in the Note are deemed to be modified hereby:

         2.1 From and after the Effective Date, the amount of the Note, and the maximum principal amount that may at any time be outstanding thereunder, is hereby decreased to $2,500,000.00.

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor of the Loan or third-party pledgor of collateral securing the Loan in any Acknowledgement and Consent attached to this Agreement is materially incorrect or misleading on the Agreement Date. As used in this Agreement, "Loan Documents" shall include the Note, this Agreement and all other documents executed by Borrower or others in connection with the Loan that is evidenced by the Note.

         2.3 Each reference in any Loan Document to that or any other Loan Document shall be deemed to be a reference to such Loan Document, as modified herein.

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3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL. The Loan Documents are
ratified and affirmed by Borrower and shall remain in full force and effect. Any property, and rights to or interests in property, that were granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4. BORROWER REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that, as of the later of the Agreement Date and the Effective Date:

         4.1 No default or event of default under any of the Loan Documents as modified hereby, nor any event that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents, has occurred and is continuing.

         4.2 There has been no material adverse change in the financial conditions of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Note from the most recent financial statement received by Lender.

         4.3 All representations and warranties of Borrower in the Loan Documents are accurate.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents.

         4.5 The Note and the other Loan Documents executed by Borrower are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower, if not an individual, is validly existing under the laws of the state of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents. The execution and delivery of this Agreement and the performance of the Loan Documents have been duly authorized by all requisite action by or on behalf of Borrower.

5. BORROWER OBLIGATIONS. Contemporaneously with the execution and delivery of this Agreement, Borrower:

         5.1 Agrees to promptly execute, deliver, and provide to Lender such additional agreements, documents, and instruments as are reasonably required by Lender to effectuate the intent of this Agreement.

         5.2 Fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all of Borrower's actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Lender with respect to the Loan or the Loan Documents and (ii) arising from events occurring prior to the Agreement Date.

6. EXECUTION AND DELIVERY OF AGREEMENT BY LENDER. Lender shall not be bound by this Agreement until (i) Lender has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor of the Loan and each third-party pledgor of collateral securing the Loan has executed the Acknowledgement and Consent attached to this Agreement and (iv) if required in writing by Lender, Borrower and each guarantor of the Loan and each third-party

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pledgor of collateral securing the Loan have executed and delivered to Lender an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement in Lender's standard forms.

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Lender with respect to the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents may be changed, discharged, supplemented, terminated, or waived, except in a writing signed by the parties thereto.

8. BINDING EFFECT. The Loan Documents shall be binding upon and shall inure to the benefit of Borrower and Lender and their successors and assigns, as well as the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, that Borrower may not assign any rights nor delegate any obligations under the Loan Documents, and any purported assignment or delegation thereof shall be void.

9. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, without giving effect to conflicts of law principles.

10. COUNTERPART EXECUTION. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to form one physical document.

11. NOT A NOVATION. This Agreement is a modification only and not a novation. Except for the modifications expressly set forth in this Agreement, the Note and each other Loan Document, and all the terms and conditions thereof, shall be and remain in full force and effect, with the changes herein deemed to be incorporated therein. This Agreement is to be considered attached to the Note and made a part thereof. This Agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or the Loan, or release any owner of collateral securing the Note or the Loan. The validity, priority and enforceability of the Promissory Note shall not be impaired hereby.

IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note Modification Agreement on the Agreement Date, with effect as of the Effective Date.

                                     ELECTRONIC TELE-COMMUNICATIONS, INC.

                                     By: /s/ Dean W. Danner
                                         -----------------------------------
                                         Dean W. Danner, President

LENDER'S ACKNOWLEDGMENT AND AGREEMENT:
The foregoing Promissory Note Modification Agreement is hereby acknowledged and agreed to this 16th day of February, 2001.

                                     BANK ONE, WISCONSIN

                                     By:  /s/ Terry R. Sutter
                                         ----------------------------------
                                         Terry R. Sutter, Vice President